Exhibit 10.9

                              DGSE COMPANIES, INC.
                                SUPPORT AGREEMENT

     THIS SUPPORT AGREEMENT is made and entered into as of January 6, 2007 (this "Agreement"), by and among (i) DGSE Companies, Inc., a Nevada corporation (together with its successors and permitted assigns, "Parent"), (ii) Superior Galleries, Inc., a Delaware corporation (f/k/a Tangible Asset Galleries, Inc., a Nevada corporation) (together with its successors, the "Company"), and (iii) the undersigned stockholders of Parent (each, solely in its capacity as such a stockholder, a "Stockholder").

                                 R E C I T A L S
                                 ---------------

     WHEREAS, Parent, DGSE Merger Corp., a Nevada corporation ("Merger Sub"), the Company, and Stanford International Bank Ltd., a corporation organized under the laws of Antigua and Barbuda (together with its successors, "SIBL"), as stockholder agent, have entered into that certain Amended and Restated Agreement and Plan of Merger and Reorganization, made and entered into as of the date hereof (the "Merger Agreement");

     WHEREAS, the respective Boards of Directors of Parent, Merger Sub and the Company have approved and declared advisable the Merger Agreement and the merger of Merger Sub with and into the Company (the "Merger"), with the Company being the surviving corporation, upon the terms and subject to the conditions of the Merger Agreement;

     WHEREAS, in the Merger, one hundred percent (100%) of the issued and outstanding shares of common stock of the Company (the "Company Common Stock") will be converted into the right to receive shares of common stock, par value $0.01 per share, of Parent (the "Parent Common Stock") (as set forth in Article III of the Merger Agreement), on the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the General Corporation Law of the State of Delaware (the "DGCL") and Chapters 78 and 92A of Title 7 of the Nevada Revised Statutes (the "NPCA");

     WHEREAS, each Stockholder is the beneficial owner of such number of shares of Parent Common Stock as is indicated on such Stockholder's signature page to this Agreement;

     WHEREAS, approval of the Merger by the stockholders of Parent is a condition precedent to the obligation of each of Parent and the Company to consummate the Merger or other Transactions;

     WHEREAS, the Company has incurred, and may continue to incur, substantial expenses related to the evaluation, negotiation and consummation of the Transactions, the Merger Agreement and the Related Agreements;

     WHEREAS, the execution and deliver of this Agreement by the Stockholders is a condition precedent to the execution and delivery by the Company of the Merger Agreement and constitutes a material inducement for the Company therefor; and

     WHEREAS, in consideration of and as a condition to the execution of the Merger Agreement by the Company, each Stockholder (solely in its capacity as such) agrees to vote all Shares (as such term is defined below) of Parent over which such Stockholder has voting power so as to facilitate consummation of the transactions contemplated by the Merger Agreement.

                                A G R E E M E N T
                                -----------------

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto (collectively, the "Parties"), intending to be legally bound, hereby agree as follows:

     1. Certain Definitions. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Merger Agreement. Unless otherwise expressly provided herein, the following terms, whenever used in this Agreement, shall have the meanings ascribed to them below:

         (a) "Expiration Date" means the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article IX thereof, (ii) the Effective Time, and (iii) the written agreement of the parties hereto.

         (b) "Merger Votes" means each of the following:

             (1) in favor of approval and adoption of the Merger or any other Transaction, the Merger Agreement (including any Amendment thereto approved by the Board of Directors of the Company), the Related Agreements, or any matter that could reasonably be expected to facilitate the Merger;

             (2) against any proposal or action that could reasonably be expected to delay, impede or interfere with the approval of the Merger or any other Transaction;

             (3) against any action or agreement that could reasonably be expected to result in a Breach of any covenant, representation or warranty or any other obligation of Parent under the Merger Agreement or any Related Agreement to which Parent is a party or signatory;

             (4)  in  favor  of  the   amendment  to  the  Parent   Articles  of
Incorporation to increase the number of authorized shares of Parent Common Stock to 30,000,000 shares; and

             (5) in favor of any other matter relating to the execution and delivery of the Related Agreements and the proper and prompt consummation of the Transactions.

         (c) "New Shares" means, with respect to any Stockholder, all Equity Interests in Parent that such Stockholder purchases or with respect to which such Stockholder otherwise acquires beneficial ownership after the date hereof, including (i) any Equity Interests acquired by gift or succession or means of dividend or distribution, and (ii) any Equity Interests issued or issuable upon the conversion, exercise or exchange, as the case may be, of any Securities or Commitments of Parent which are convertible into, or exercisable or exchangeable for, Equity Interests of Parent.

         (d) "Original Shares" means, with respect to any Stockholder, all Equity Interests of Parent beneficially owned by such Stockholder as of the date of this Agreement.

         (e) "Shares" means, with respect to any Stockholder all Original Shares and New Shares beneficially owned from time to time by such Stockholder.

     2. Restrictions on Transfer of Shares.

         (a) Restrictions on Transfer of Shares. Except as otherwise contemplated by the Merger Agreement, each Stockholder agrees not to cause or permit, or to attempt to effect, directly or indirectly, any Transfer of or Encumbrance on its Shares, and any such purported Transfer or Encumbrance shall be null and void ab initio.

         (b) Transfer of Voting Rights. Except as otherwise contemplated by the Merger Agreement or the Related Agreements, each Stockholder agrees not to (i) deposit (or permit the deposit of) any Shares in a voting trust, or (ii) grant any proxy or power of attorney or enter into any voting agreement or similar agreement or authorization in contravention of its obligations under this Agreement with respect to any Shares.

         (c) No Conflicts. Each Stockholder shall not take any other action that would in any way restrict, limit or interfere or conflict with the performance of its obligations under this Agreement, the Merger Agreement or the Transactions.

     3. Agreement to Vote Shares. At every meeting of the stockholders of Parent, however called, and at every adjournment or postponement thereof, and for every action or approval by consent of the stockholders of Parent, in each case related or potentially related to the Merger Votes, each Stockholder (solely in its capacity as such) shall (A) sign and deliver such consent to Parent if consistent with the Merger Votes, (B) not sign such consent if inconsistent with the Merger Votes, (C) appear at such meeting or otherwise cause its Shares to be counted as present thereat for purposes of establishing a quorum, and (D) vote, or cause to be voted, its Shares strictly in accordance with the Merger Votes.

     4. Irrevocable and Exclusive Proxy. Concurrently with the execution and delivery of this Agreement, each Stockholder agrees to deliver to the Company a duly executed Irrevocable Proxy and Power Of Attorney substantially in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable during the term of this Agreement to the fullest extent permissible by law, with respect to the Shares. Each Stockholder expressly acknowledges that the Proxy is coupled with an interest. Each Stockholder hereby revokes any and all prior proxies, powers of attorney or similar authorizations in respect of any Shares to the extent related to the Merger Votes.

     5. Representations and Warranties of Stockholder. Each Stockholder hereby represents and warrants to the Company as follows:

         (a) Title to Securities. Such Stockholder is the beneficial owner and, to the extent indicated, record holder of the Equity Interests of Parent and the options, warrants, convertible notes and other Commitments of Parent indicated on the signature page hereof, free and clear of any Encumbrance that, in each case, would deprive the Company of the benefits of this Agreement. Such Stockholder has identified on the signature page of this Agreement any nominee or agent or other Person in whose name any Shares beneficially owned by such Stockholder are held, and contact information relating to such Person.

         (b) No Other Securities. Such Stockholder does not beneficially own any Securities of Parent other than the Equity Interests in Parent and the options, warrants, convertible notes and other Commitments of Parent indicated on the signature page hereof.

         (c) Authorization. Such Stockholder has the full power and authority (if an Entity), or the full legal capacity (if an individual), to make, enter into and carry out the terms of this Agreement and the Proxy. This Agreement and the Proxy have been duly executed and delivered by such Stockholder and constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms.

         (d) No Conflicts or Consents. The execution and delivery of this Agreement and the Proxy by such Stockholder do not, and the performance of this Agreement and the Proxy by such Stockholder will not, (i) conflict with or violate any Law or Order applicable to such Stockholder or to which it or any of its Properties is or may be subject or affected, or (ii) result in or constitute a Breach of, or result (with or without notice or lapse of time) in the creation of any Encumbrance on any of the Shares pursuant to, any Contract to which such Stockholder is a party or by which such Stockholder or any of its affiliates or Property is or may be bound or affected. The execution and delivery of this Agreement and the Proxy by such Stockholder do not, and the performance of this Agreement and the Proxy by such Stockholder will not, require any Consent of any Person.

     6. Covenants of Parent.

         (a) No Registration of Transfers. Parent shall not register the Transfer of any Shares, or any Commitments for Equity Interests of Parent, of any Stockholder on the stock record books, records or ledgers of Parent at any time prior to the Expiration Date. Parent shall issue stop-transfer instructions to each transfer agent (if any) for any class or series of its Equity Interests, instructing each such transfer agent not to register any Transfer of any Shares during the term hereof except in compliance with the terms of this Agreement.

         (b) Filing of Proxies. Parent shall promptly file each Proxy with the corporate secretary of Parent.

         (c) Notice of Conflict. Parent shall notify the Company as soon as practicable, but in any event within one business day, if it receives (i) any proxy, power of attorney or similar authorization or any revocation which purports to revoke or otherwise conflicts with any Proxy, or (ii) any request or notice of Transfer of any Shares of any Stockholder.

     7. New Shares. Parent and each Stockholder agree that New Shares shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Original Shares. Each Stockholder shall promptly, and in any event within two business days, notify the Company of the number of New Shares it acquires from time to time.

     8. Permitted  Activities.  Nothing in this Agreement  shall be construed to
(i) require any Stockholder to exercise any option, warrant or other Commitment to acquire Equity Interests in Parent, or (ii) prohibit any Stockholder from engaging in a net exercise of any option, warrant or other Commitment to acquire Equity Interests of Parent in accordance with the terms thereof.

     9. Stock Certificates Legends. If so requested by the Company, Parent and each Stockholder agrees that the certificates representing any Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy.

     10. Further Assurances. From time to time, at the Company's request and without consideration, each Stockholder and Parent shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions and appointments contemplated by this Agreement. Without limiting the generality of the foregoing, each Stockholder (solely in its capacity as such) shall execute and deliver any additional documents and instruments as necessary or desirable, in the reasonable opinion of the Company, to carry out the intent of this Agreement, including executing another or different appointment of proxy.

     11. Expenses. All fees, costs and expenses incurred in connection with this Agreement by the Stockholders and Parent shall be paid by Parent.

     12. Miscellaneous.

         (a) Term. This Agreement shall be effective as of the date hereof. This Agreement shall terminate, and have no further force or effect, as of the Expiration Date; provided that such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination.

         (b) Construction. The rules of construction specified in Section 1.3 (Construction) of the Merger Agreement are hereby incorporated by reference herein and shall apply to this Agreement mutatis mutandis, as if expressly set forth herein.

         (c) Titles and Headings. The section and paragraph titles and headings contained herein are inserted purely as a matter of convenience and for ease of reference and shall be disregarded for all other purposes, including the construction, interpretation or enforcement of this Agreement or any of its terms or provisions.

         (d) Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties. Each of the Parties hereby acknowledges, represents and warrants that (i) it has read and fully understood this Agreement and the implications and consequences thereof; (ii) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (iii) it is fully aware of the legal and binding effect of this Agreement.

         (e) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any Party or to any circumstance, is adjudged by a court, tribunal or other governmental body, arbitrator or mediator not to be enforceable in accordance with its terms, the Parties agree that such governmental body, arbitrator or mediator making such determination shall have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and to delete specific words or phrases, and in its reduced form, such provision shall then be enforceable and shall be enforced.

         (f) Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns.

         (g) Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by Parent, the Company each of the Stockholders (if any) adversely affected thereby.

         (h) No Waiver. The failure of any Party to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other Party with its obligations hereunder, or any custom or practice of the Parties at variance with the terms hereof shall not constitute a waiver by such Party of its right to exercise any such or other right, power or remedy or to demand such compliance. No waiver by any Party of any default, misrepresentation or breach hereunder, whether intentional or not, shall be effective unless in writing and signed by the Party against whom such waiver is sought to be enforced, and no such waiver shall be deemed to extend to any prior or subsequent default, misrepresentation or breach hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Notwithstanding the foregoing, Parent and the Company shall have the right to waive compliance with Section 2.

         (i) Specific Performance; Injunctive Relief. Each of the Parties acknowledges and agrees that any breach or non-performance of, or default under, any of the terms and provisions hereof would cause substantial and irreparable damage to the other Parties, and that money damages would be an inadequate remedy therefor. Accordingly, each of the Parties agrees that each of them shall be entitled to seek equitable relief, including specific performance and injunctive relief, in the event of any such breach, non-performance or default in any Action instituted in any court of the United States or any state having competent jurisdiction, or before any arbitrator, in addition to any other remedy to which such Party may be entitled, at law or in equity.

         (j) Notices. All notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) five business days following sending by registered or certified mail, postage prepaid, (ii) when sent if sent by facsimile or email; provided, however, that the facsimile or email is promptly confirmed by telephone confirmation thereof,
(iii) when delivered,  if delivered  personally to the intended  recipient,  and
(iv) one business day following sending by overnight delivery via a national courier service, and in each case, addressed to a Party (1) with respect to Parent or the Company, at the address set forth for such Party in Section 10.1 (Notices) of the Merger Agreement, and (2) with respect to any Stockholder, at the address set forth on such Stockholder's signature page hereto, or in each case to such other address, fax number or email address as the Party to whom the notice, request, instruction or other document is given may have previously furnished to the other Parties in writing in the manner set forth in this
Section 12(j).

         (k) Governing Law. This Agreement and the performance of the transactions and obligations of the Parties hereunder shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts negotiated, executed and to be performed entirely within such State.

         (l) Entire Agreement. The Parties hereby acknowledge and re-affirm the terms and provisions of Section 10.4 of the Merger Agreement.

         (m) Third-Party Beneficiaries. This Agreement is made solely for the benefit of the Parties and their respective permitted successors and assigns, and no other Person shall have or acquire any right or remedy by virtue hereof except as otherwise expressly provided herein.

         (n) Consent to Jurisdiction; No Jury Trial; Service of Process. The terms and provisions of Section 10.7(b)-(d) (Consent to Jurisdiction; Service of Process; No Jury Trial) of the Merger Agreement are hereby incorporated by reference herein and shall apply to this Agreement mutatis mutandis, as if expressly set forth herein.

         (o) Counterparts. This Agreement may be executed in two or more original or facsimile counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

         (p) Facsimile Execution. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more Parties, and an executed copy of this Agreement may be delivered by one or more Parties by facsimile, email or similar electronic or digital transmission pursuant to which the signature of or on behalf of such Party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party, all Parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK ]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                           DGSE COMPANIES, INC.


                           By:  /s/ Dr. L.S. Smith
                              --------------------------------------------------
                              Dr. L.S. Smith
                              Chief Executive Officer


                           SUPERIOR GALLERIES, INC.


                           By:  /s/ Silvano DiGenova
                              --------------------------------------------------
                              Silvano DiGenova
                              Chief Executive Officer


                   [ THE STOCKHOLDER SIGNATURE PAGES FOLLOW ]

                           STOCKHOLDER:


                           DR. L.S. SMITH

                           -----------------------------------------------------



                           Address, etc. for notices:

                                    2817 Forest Lane
                                    Dallas, Texas 75234
                                    Facsimile:  [omitted]
                                    Email:  [omitted]

                           Parent Equity Interests held:

                                    2,279,864 shares of Parent Common Stock

                           Commitments to acquire Parent Equity Interests:

                                    Options to acquired 845,634 shares of Parent
                                    Common Stock

                                                                       EXHIBIT A

                     IRREVOCABLE PROXY AND POWER OF ATTORNEY
                            SUPERIOR GALLERIES, INC.

     The undersigned holder of shares ("Stockholder") of DGSE COMPANIES, INC., a Nevada corporation (together with its successors, the "Company"), hereby irrevocably (to the fullest extent permitted by law) constitutes and appoints MITCHELL STOLZ, an individual resident of the State of ________, and DAVID RECTOR, an individual resident of the State of _________, and either of them or each of their respective nominees, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution and resubstitution, for and in its name, place and stead, solely and exclusively to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to the matters referred to in Section 4 of this Proxy, including the right to sign its name (solely in its capacity as a stockholder) to any consent, certificate or other document relating to the Company that the Chapters 78 and 92A of Title 7 of the Nevada Revised Statutes (the "NPCA") may permit or require as provided in Section 4 of this Proxy, for all Shares (as defined below), all in accordance with the terms of this Proxy.

     1. The following capitalized terms, whenever used in this Proxy, shall have the meanings ascribed to them below:

         (a) "Expiration Date" means the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to
Article X thereof, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, and (iii) the termination of the Support Agreement.

         (b)  "Merger   Agreement"  means  that  certain  Amended  and  Restated
Agreement and Plan of Merger and Reorganization, made and entered into as of the date hereof, by and among the Company, DGSE Merger Corp., a Nevada corporation ("Merger Sub"), Superior, and Stanford International Bank Ltd., a corporation organized under the laws of Antigua and Barbuda (together with its successors, "SIBL"), as stockholder agent, as the same may be amended, modified or supplemented from time to time.

         (c) "New Shares" means all shares of capital stock of the Company that the undersigned Stockholder purchases or with respect to which the undersigned Stockholder otherwise acquires beneficial ownership after the date hereof, including, without limitation, (i) any such shares acquired by gift or succession or means of dividend or distribution, and (ii) any shares of capital stock of the Company issued or issuable upon the conversion, exercise or exchange, as the case may be, of any options, warrants, convertible securities or other commitments of the Company which are convertible into, or exercisable or exchangeable for, shares of capital stock of the Company.

         (d) "Original Shares" means shares of capital stock of the Company (including all shares issuable upon the exercise or conversion of options, warrants, convertible notes and other rights to acquire such shares) beneficially owned by the undersigned Stockholder as of the date of the Support Agreement.

         (e) "Shares" means all Original Shares and New Shares from time to time beneficially owned by the undersigned Stockholder.

         (f) "Superior" means Superior Galleries, Inc., a Delaware corporation (f/k/a Tangible Asset Galleries, Inc., a Nevada corporation), together with its successors and permitted assigns under the Support Agreement.

         (g) "Support Agreement" means that certain Support Agreement, made and entered into as of even date herewith, by and among the Company, Superior and the stockholders of the Company party thereto, as the same may be amended, modified or supplemented from time to time.

     2. This Proxy is granted pursuant to the Support Agreement and is granted in consideration of Superior entering into the Merger Agreement. The Merger Agreement provides for the merger of Superior with and into Merger Sub, with Superior as the surviving corporation and a wholly-owned subsidiary of the Company (the "Merger").

     3. Upon the undersigned's execution of this Proxy, any and all prior powers of attorney and proxies given by the undersigned with respect to any Shares, to the extent related to the matters set forth in Section 4 of this Proxy, are hereby revoked, and the undersigned agrees not to grant any subsequent powers of attorney or proxies with respect to the Shares or any New Shares to the extent related thereto until after the Expiration Date.

     4. The attorneys and appointees named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and nominee to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, postponed or adjourned meeting of the stockholders of the Company and in every written consent in lieu of any such meeting, and the right to sign its name (solely in its capacity as a stockholder) to any consent, certificate or other document relating to the Company that the DGCL may permit or require:

         (a) in favor of approval and adoption of the Merger, the other transactions and agreements contemplated by the Merger Agreement (the "Transactions"), the Merger Agreement (including any amendment, modification or supplement thereto approved by the Board of Directors of the Company), the other agreements expressly contemplated by the Merger Agreement (the "Related Agreements"), and any matter that could reasonably be expected to facilitate the Merger;

         (b) against any proposal or action that could reasonably be expected to delay, impede or interfere with the approval of the Merger or any other Transaction;

         (c) against any action or agreement that could reasonably be expected to result in a breach of or default under any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement or any Related Agreement to which the Company is a party or signatory;

         (d) in favor of the amendment to the Parent Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, of the Company to 30,000,000 shares; and

         (e) in favor of any other matter relating to the execution and delivery of the Related Agreements and the proper and prompt consummation of the Merger and the other Transactions.

     5. THIS PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE (TO THE FULLEST EXTENT PERMITTED BY LAW) AND ARE COUPLED WITH AN INTEREST. This Proxy shall expire on the Expiration Date.

     6. For sake of clarification, nothing in this Proxy shall confer upon the attorneys named above the right to exercise control or direction over the voting rights attached to the Shares in any circumstance other than the limited circumstances expressly referred to herein. The undersigned Stockholder may vote the Shares on all other matters.

     7. Any obligation of the undersigned Stockholder hereunder shall be binding upon the successors and assigns of the undersigned Stockholder.

     8. If any term or provision of this Proxy or any part of any such term or provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (i) such term or provision or part thereof will, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest permitted extent, (ii) the invalidity or unenforceability of such term or provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such term or provision or part thereof under any other circumstances or in any other jurisdiction, and (iii) the invalidity or unenforceability of such term or provision or part thereof shall not affect the validity or enforceability of the remainder of such term or provision or the validity or enforceability of any other term or provision of this Proxy. Each term and provision of this Proxy is separable from every other term or provision of this Proxy, and each part of each term or provision of this Proxy is separable from every other part of such term or provision.

     9. The Shares beneficially owned by the undersigned Stockholder as of the date of this Proxy are listed on the final page of this Proxy.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK ]

     IN WITNESS WHEREOF, the undersigned Stockholder has caused this Proxy to be duly executed on the day and year written next below.

Dated:  January ___, 2007



                DR. L.S. SMITH

                --------------------------------------------------------





                Shares Beneficially Owned:
                         2,279,864 shares of common stock of the Company

                         845,634 shares of common stock of the Company issuable upon exercise of outstanding options, warrants or other rights or upon conversion of outstanding notes or other convertible securities





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